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                               ING INVESTORS TRUST
                        ING AIM Mid Cap Growth Portfolio

                         Supplement dated July 25, 2005

         To the Service Class Prospectus and Service 2 Class Prospectus
                            Each dated April 29, 2005

On July 21, 2005, the Board of Trustees of ING Investors Trust approved a proposal to reorganize the following "Disappearing Fund" into the following "Surviving Fund" (the "Reorganization"):

       DISAPPEARING FUND                             SURVIVING FUND

ING AIM Mid Cap Growth Portfolio       ING FMR(SM) Diversified Mid Cap Portfolio

The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the first quarter of 2006.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE